UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 4, 2019

Brown & Brown, Inc.
(Exact Name of Registrant Specified in Charter)

Florida
(State or other jurisdiction of incorporation)

001-13619	59-0864469
(Commission File Number)	(I.R.S. Employer Identification No.)

220 South Ridgewood Avenue, Daytona Beach, FL	32114
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (386) 252-9601

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 1.01 Entry into a Material Definitive Agreement.

On March 4, 2019, Brown & Brown, Inc. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and SunTrust Robinson Humphrey, Inc., as representatives of the several underwriters named therein (collectively, the “Underwriters”), with respect to the offer and sale by the Company of $350,000,000 aggregate principal amount of the Company’s 4.500% Senior Notes due 2029 (the “Notes”). The Notes were offered under the Company’s Automatic Shelf Registration Statement on Form S-3 (Registration No. 333-221494) filed with the Securities and Exchange Commission on November 13, 2017. The Underwriting Agreement contemplates that the Notes will be issued pursuant to that certain Indenture, dated as of September 18, 2014, between the Company and U.S. Bank National Association, as trustee, as supplemented by a Second Supplemental Indenture expected to be dated as of March 11, 2019. The sale of the Notes is expected to close on March 11, 2019. The Company intends to use the net proceeds of the offering of the Notes to repay a portion of the outstanding borrowings under the Company’s credit facility and for general corporate purposes.

The Underwriting Agreement contains customary representations, warranties and covenants by the Company, conditions to closing, termination provisions and other terms and conditions customary in agreements of this type. The Underwriting Agreement also contains customary indemnification and contribution rights and obligations of the Company and the Underwriters. The Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The foregoing description of the Underwriting Agreement is qualified in its entirety by the full text of the Underwriting Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT INDEX

The following exhibit is filed herewith:

Exhibit No.	Description of Exhibit
1.1	Underwriting Agreement, dated as of March 4, 2019, among Brown & Brown, Inc. and J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and SunTrust Robinson Humphrey, Inc., as representatives of the several underwriters named therein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 7, 2019

BROWN & BROWN, INC.

By:	/s/ R. Andrew Watts
R. Andrew Watts
Executive Vice President, Chief Financial
Officer and Treasurer